                                                                   Exhibit 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 for the Shareowner Dividend Reinvestment and Stock Purchase Plan (Registration No. 333-00573), Form S-8 for the AT&T Long Term Savings and Security Plan (Registration No. 333-47257), Forms S-8 for the AT&T Long Term Savings Plan for Management Employees (Registration Nos. 33-34264, 33-34264-1, 33-29256 and 33-21937), Form S-8 for the AT&T Retirement Savings and Profit Sharing Plan (Registration No. 33-39708), Form S-8 for Shares Issuable Under the Stock Option Plan of the AT&T 1987 Long Term Incentive Program (Registration No. 333-47251), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees (Registration No. 33-50819), Form S-8 for the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan (Registration No. 33-50817), Post-Effective Amendment No. 1 to Form S-8 Registration Statement (Registration No. 33-54797) for the AT&T 1996 Employee Stock Purchase Plan and Form S-8 for the AT&T 1996 Amended Employee Stock Purchase Plan (Registration No. 333-104166), Form S-8 for the AT&T Shares for Growth Program (Registration No. 333-47255), Forms S-8 for the AT&T 1997 Long Term Incentive Program (Registration Nos. 333-43440 and 33-28665), Form S-3 for the AT&T $2,600,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-49589), Form S-3 for the AT&T $3,000,000,000 Notes and Warrants to Purchase Notes (Registration No. 33-59495), Form S-4 for the AT&T 5,000,000 Common Shares (Registration No. 33-57745), Post-Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 33-52119) for the McCaw Cellular Communications, Inc. 1983 Non-Qualified Stock Option Plan (Registration No. 33-52119-01), the McCaw Cellular Communications, Inc. 1987 Stock Option Plan (Registration No. 33-52119-02), the McCaw Cellular Communications, Inc. Equity Purchase Plan (Registration No. 33-52119-03), the McCaw Cellular Communications, Inc. 1992 Stock Option Plan for Non-Employee Directors (Registration No. 33-52119-04) and the McCaw Cellular Communications, Inc. Employee Stock Purchase Plan (Registration No. 33-52119-05), respectively, Form S-8 for the AT&T Amended and Restated 1969 Stock Option Plan for LIN Broadcasting Corp. (Registration No. 33-63195), and in Post Effective Amendment Nos. 1, 2, 3, 4 and 5 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-49419) for the Teleport Communications Group Inc. 1993 Stock Option Plan (Registration No. 333-49419-01), Teleport Communications Group Inc. 1996 Equity Incentive Plan (Registration No. 333-49419-02), ACC Corp. Employee Long Term Incentive Plan (Registration No. 333-49419-03), ACC Corp. Non-Employee Directors' Stock Option Plan (Registration No. 333-49419-04) and ACC Corp. 1996 UK Sharesave Scheme (Registration No. 333-49419-05), and in Post-Effective Amendment Nos. 1 and 2 on Form S-8 to Form S-4 Registration Statement (Registration No. 333-70279) for the Tele-Communications, Inc. 1998 Incentive Plan, the Tele-Communications, Inc. 1996

Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1995 Employee Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Stock Incentive Plan (Amended and Restated), the Tele-Communications, Inc. 1994 Non-employee Director Stock Option Plan, the Tele-Communications International, Inc. 1996 Non-employee Director Stock Option Plan, the Tele-Communications International, Inc. 1995 Stock Incentive Plan (Registration No. 333-70279-01), the Liberty Media 401(K) Savings Plan, the TCI 401(K) Stock Plan (Registration No. 333-70279-02), Form S-4 for Vanguard Cellular Systems, Inc. (Registration No. 333-75083), Form S-4 for MediaOne Group (Registration No. 333-86019), Post Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement for the MediaOne Group 1999 Supplemental Stock Plan and the Amended MediaOne Group 1994 Stock Plan (Registration No. 333-86019-1), Post Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement for MediaOne Group 401(K) Savings Plan (Registration No. 333-86019-2), Form S-8 for the AT&T Broadband Deferred Compensation Plan (Registration No. 333-53134), Post Effective Amendment No. 1 to Form S-8 for AT&T Senior Management Incentive Award Deferral Plan and AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676-1), Form S-8 for AT&T Senior Management Incentive Award Deferral Plan and AT&T Deferred Compensation Plan for Non-Employee Directors (Registration No. 333-61676), Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-01), Amendment No. 1 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-02), Amendment No. 2 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-03), Amendment No. 3 to Form S-3 for the Redemption of TCI Preferred Securities (Registration No. 333-73120-04), Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174, which supercedes Form S-3 for the $13,080,000 Debt Securities and Warrants to Purchase Debt Securities 333-71167), and Amendment No. 1 to the Form S-3 for the AT&T Universal Shelf Registration (Registration No. 333-83174-01) of our report dated May 1, 2002, relating to the consolidated financial statements of Concert B.V., and its subsidiaries, which appears in AT&T Corp.'s Annual Report on Form 10-K, for the year ended December 31, 2003.


PricewaterhouseCoopers LLP
McLean, Virginia
March 12, 2004